Other assets	12 Months Ended
Dec. 31, 2022
Other Assets
Other assets

9	Other assets

As of December 31, 2022, the Company has R$243,501 (R$ 222,839 on December 31, 2021) accounted for as Other assets as follow:

	2022	2021

Indemnification assets (a)	145,300	135,355
Judicial deposits	12,693	18,825
Prepaid expenses	18,441	10,110
Other FIES receivables	26,440	21,450
Other	40,627	37,099
Total	243,501	222,839

Current	51,745	42,533
Non-current	191,756	180,306

(a)	Under the terms of the Share Purchase and Sale Agreements ("Agreements") between the Company and the selling shareholders of certain subsidiaries acquired, the Company assesses that the selling shareholders are exclusively responsible for any provisions (including labor, tax and civil), which are or will be the subject of a claim by any third party, arising from the act or fact occurred, by action or omission, prior to or on the closing dates of the acquisitions.